                                                                     May 7, 1997

Dear Fellow Shareholder:

     We are pleased to report that, in the March quarter of 1997, The First Philippine Fund's net asset value (NAV) grew by 2.76% to $19.37 per share, while the benchmark Philippine Stock Exchange composite index (Phisix) rose by only 1.37% in US-dollar terms. This outperformance continues the Fund's lead over the Phisix since the Fund's inception. Over its lifetime, the Fund's NAV has appreciated by 172.0% (adjusted for dividends and the effect of the rights offering in 1995) versus the Phisix's appreciation of 99.4%.

     The Fund's share price closed at $15.75 at the end of the March quarter and appreciated by 4.13% from the end of 1996. The share price represents a discount of 18.69% to the Fund's NAV. This discount has narrowed from the 19.76% discount at the end of the prior quarter.

PHILIPPINE STOCK MARKET REVIEW

     Continuing the upward momentum at the end of 1996, the Philippine stock market began 1997 strongly with the Phisix peaking at a record high of 3447.60 on February 3, a year-to-date appreciation of 8.5% in US-dollar terms. The market's early ascent was founded on the release of good macroeconomic figures for 1996, healthy corporate earnings, and increased liquidity due to a 1% cut in the banks' reserve requirements, as well as the return of foreign funds to the market.

     Thereafter, the market embarked on an extended period of consolidation as a slew of global and local events began to send shivers in the market. Speculation over and the eventual 25 basis point increase in the U.S. Federal funds rate caused volatility in global markets. Local trends and events which further contributed to negative sentiment on the Philippines included: (1) a forecasted oversupply in the high-end of the office and residential property market before 1999; (2) the rapid growth of bank loans; (3) a significant increase in the use of foreign currency loans; (4) the announcement of a liquidity problem by one of the country's largest sugar millers; (5) a rising trade deficit; and (6) comparisons with Thailand's banking and property crisis.

OUTLOOK FOR THE SECOND HALF OF 1997

     We continue to believe that the Philippine economy is healthy and sound, with few signs of overheating. Corporate earnings growth at 25-28% for the year is one of the highest in the region. Export growth remains high while the current account deficit is at a manageable level. Competent management by the country's economic authorities has resulted in a budget surplus, relatively low inflation, interest rates at levels conducive to robust growth, and a relatively stable currency.

     Partly as a result of lessons learned from Thailand, government managers have moved to limit the exposure of Philippine banks to the real estate sector to 20% of their loan portfolios. We see this as a prudent preemptive measure considering the current exposure is only at 10.9%. The Central Bank has also lowered the limit on property loans from 70% to 60% of the property's appraised value. As real estate companies have low debt-to-equity ratios, the industry should be able to weather any oversupply that may occur in the future.

     Overall, we believe the banking industry continues to face a bright future. Philippine banks possess strong balance sheets, high capital adequacy ratios averaging 17%, an industry return on equity of 18%, above average asset quality, low levels of non-performing assets, and adequate loan loss provisioning.

FUNDAMENTALS SHALL PREVAIL

     Despite these arguments, the Philippine market continues to weaken. For the four months ended April 30, the Phisix retreated significantly by 16.66% in US-dollar terms on the escalation of these concerns. Foreign investors have been net sellers of Philippine stocks. This trend may continue in the near-term. The Fund's NAV, however, declined by only 14.43% during this same period. The share price of $13.875 represented a narrower discount of 14.0% at the end of April.

     The Fund continues to outperform the Phisix in this period due to our diverse and defensive positioning. We remain steadfast in our belief in the attractive fundamentals of the Philippine economy and its corporations, and we maintain our confidence in the abilities of its economic and business managers. From our perspective, we view this as a time of great opportunity as share prices have been battered to bargain levels. The Fund is positioned for a market recovery and we look forward to reaping its benefits.

     On behalf of The First Philippine Fund, thank you again for your continued support.

                                                         Sincerely yours,

                                                         Lilia C. Clemente
                                                         President and Director

THE FIRST PHILIPPINE FUND INC.
SCHEDULE OF NET ASSETS
March 31, 1997
(unaudited)

                                                                                        Number of
                                                                                           Shares           Value
-----------------------------------------------------------------------------------------------------------------
PHILIPPINE SECURITIES (99.8%)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK (95.9%)
Banking (17.6%)
  Bankard, Inc. (b)                                                                     6,470,000  $    1,889,445
  Bank of the Philippine Islands                                                          800,000       5,431,031
  Equitable Banking Corp. (a) (b) (d)                                                      25,000         107,426
  Far East Bank and Trust Company                                                          83,370         369,943
  Metro Bank & Trust Company                                                              604,370      15,701,197
  Philippine Commercial International Bank                                                507,138       7,501,188
  Philippine Savings Bank (b)                                                           3,048,355       6,127,463
  Security Bank Corp. (b)                                                                 448,560         884,633
  Union Bank of Philippines (b)                                                           200,000         219,972
-----------------------------------------------------------------------------------------------------------------
                                                                                                       38,232,298
-----------------------------------------------------------------------------------------------------------------
Conglomerates (18.1%)
  Alsons Consolidated Resources (b)                                                    55,000,000       3,838,131
  Ayala Corp. -- A                                                                     19,967,646      18,932,421
  Benpres Holdings GDR (b) (f)                                                            742,491       5,680,056
  First Philippine Holdings -- A                                                        2,570,400       2,875,822
  Guoco Holdings (Phils), Inc.                                                          4,360,000         744,112
  Metro Pacific Corporation                                                            20,718,097       6,286,069
  Uniwide Holdings, Inc. (b) (d)                                                        3,587,000         925,081
-----------------------------------------------------------------------------------------------------------------
                                                                                                       39,281,692
-----------------------------------------------------------------------------------------------------------------
Construction/Engineering (6.3%)
  Bacnotan Consolidated Industries                                                        476,899       1,456,001
  Davao Union Cement -- A (a)                                                          15,266,608       2,605,520
  DMCI Holdings Inc. (b)                                                                3,877,000       2,756,997
  EEI Corp.                                                                            30,000,000       1,888,725
  HI Cement Corp. (d)                                                                   5,430,000       2,059,392
  Seacem Holdings (b)                                                                  32,640,000       2,995,745
-----------------------------------------------------------------------------------------------------------------
                                                                                                       13,762,380
-----------------------------------------------------------------------------------------------------------------
Electronics (1.6%)
  Ionics Circuits, Inc.                                                                   120,000          80,783
  Matsushita Electric Philippines (a)                                                   5,340,933       2,349,711
  Solid Group, Inc. (b) (d)                                                             4,150,000       1,101,756
-----------------------------------------------------------------------------------------------------------------
                                                                                                        3,532,250
-----------------------------------------------------------------------------------------------------------------
Food and Beverage (13.0%)
  Alaska Milk Corp. (b)                                                                10,708,000       1,015,284
  La Tondena Distillers, Inc. (d)                                                       1,897,800       5,074,332
  San Miguel Corp. -- A                                                                 9,835,351      20,142,942
  Selecta Dairy Products, Inc. (b)                                                      2,500,000         279,706
  Universal Robina                                                                      3,702,000       1,684,833
-----------------------------------------------------------------------------------------------------------------
                                                                                                       28,197,097
-----------------------------------------------------------------------------------------------------------------

                                                                                        Number of
COMMON STOCK (CONTINUED)                                                                   Shares           Value
-----------------------------------------------------------------------------------------------------------------
Mining (0.7%)
  Manila Mining Corp. -- A (b)                                                        561,000,000  $      404,255
  United Paragon Mining Corp. (b)                                                   1,320,000,000       1,101,377
-----------------------------------------------------------------------------------------------------------------
                                                                                                        1,505,632
-----------------------------------------------------------------------------------------------------------------
Oil (0.1%)
  Basic Petroleum and Mining -- A (b)                                                 361,849,988         137,236
  Basic Petroleum and Mining -- B (b)                                                 194,166,659          73,640
  Philodrill Corp. -- A (b)                                                            44,334,545          18,496
  Philodrill Corp. -- B (b)                                                            39,436,363          16,452
-----------------------------------------------------------------------------------------------------------------
                                                                                                          245,824
-----------------------------------------------------------------------------------------------------------------
Port Operations (2.3%)
  Asian Terminals, Inc. (b)                                                            20,474,900       4,736,864
  Keppel Philippines Holdings -- A (b)                                                  1,961,785         238,090
-----------------------------------------------------------------------------------------------------------------
                                                                                                        4,974,954
-----------------------------------------------------------------------------------------------------------------
Real Estate Development (23.2%)
  Ayala Land, Inc. -- B                                                                21,034,216      23,932,434
  Belle Corporation (b)                                                                14,100,008       4,491,981
  C & P Homes, Inc. (b)                                                                 8,616,750       4,085,007
  Empire East Land Holdings (b) (d)                                                     1,081,000         420,232
  Filinvest Development Corp.                                                           2,000,000         568,893
  Filinvest Land, Inc. (b)                                                             18,187,501       5,794,175
  Pryce Properties Corp. (b)                                                           40,250,000       2,686,692
  Robinson's Land -- B (b)                                                             19,000,000       3,278,720
  SM Prime Holdings, Inc.                                                              14,400,000       4,205,257
  Universal Rightfield Property (b)                                                     6,100,000         913,832
-----------------------------------------------------------------------------------------------------------------
                                                                                                       50,377,223
-----------------------------------------------------------------------------------------------------------------
Telecommunications (5.6%)
  Digital Telecommunications (a) (b)                                                   11,250,000         497,781
  Globe Telecom (b)                                                                     2,863,976       1,303,437
  Philippine Long Distance Telephone ADR (e)                                              160,510       9,610,536
  Pilipino Telephone Corp. (b) (d)                                                      1,217,500         727,259
-----------------------------------------------------------------------------------------------------------------
                                                                                                       12,139,013
-----------------------------------------------------------------------------------------------------------------
Utilities (7.4%)
  Manila Electric Co. -- A                                                              2,101,700       9,804,267
  Petron Corp.                                                                         15,725,001       6,411,187
-----------------------------------------------------------------------------------------------------------------
                                                                                                       16,215,454
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK
     (Cost $117,482,534)                                                                              208,463,817
-----------------------------------------------------------------------------------------------------------------
ENTITLEMENTS (0.0%)
Banking
  Far East Bank and Trust Company (g) (Cost $0)                                           166,760               0
-----------------------------------------------------------------------------------------------------------------

                                                                                                 Par
SCHEDULE OF NET ASSETS (CONTINUED)                                               Maturity      (000)          Value
-------------------------------------------------------------------------------------------------------------------
BONDS (2.5%)
  Bacnotan Consolidated Ind. Convertible Bond 5.50% (d)                          06/21/04  $   1,750  $    1,435,000
  International Container Terminal Services Inc. 6.0%                            02/19/00      2,500       4,000,000
--------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
  (Cost $4,369,978)                                                                                        5,435,000
--------------------------------------------------------------------------------------------------------------------
CALL ACCOUNTS (1.4%)
  Philippine Peso (c)
  (Cost $3,083,310)                                                                                        3,077,493
--------------------------------------------------------------------------------------------------------------------
TOTAL PHILIPPINE SECURITIES                                                                              216,976,310
--------------------------------------------------------------------------------------------------------------------
UNITED STATES SECURITIES (0.6%)
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.6%)
  General Electric Corp.
     5.50168%
       (Cost $1,285,000)                                                         04/02/97      1,285       1,285,000
--------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES SECURITIES                                                                             1,285,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS **                                                100.4%
     (Cost $126,220,822)                                                                                 218,261,310
     Liabilities in excess of other assets                           (0.4)%                                 (791,697)
--------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
     (applicable to 11,225,000 common
     shares outstanding)                                            100.0%                            $  217,469,613
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
     ($217,469,613 divided by 11,225,000)                                                             $        19.37
--------------------------------------------------------------------------------------------------------------------

** Cost of Total Investments:
     Common Stock                                                                                     $  117,482,534
     Entitlements                                                                                                  0
     Bonds                                                                                                 4,369,978
     Call Accounts                                                                                         3,083,310
     Commercial Paper                                                                                      1,285,000
                                                                                                      --------------
                                                                                                      $  126,220,822
                                                                                                      --------------
                                                                                                      --------------

(a)   At fair value as determined by the Board of Directors.
(b)   Non-income producing security.
(c)   Daily interest is being accrued at a rate of 4% of the outstanding balance.
(d)   Pursuant to Rule 144A under the Securities Act of 1933, all or a portion of these securities can only be sold to qualified institutional investors.
(e)   ADR -- American Depository Receipt.
(f)   GDR -- Global Depository Receipt.
(g)   Entitlements represent the right to subscribe to additional shares of the respective company's common stock.

                 (This Page Has Been Left Blank Intentionally)

Directors and Officers
---------------

Peter Favila
Director and Chairman
Lilia C. Clemente
Director and President
Leopoldo M. Clemente, Jr.
Director, Executive Vice President and Managing Director
Stephen Bosworth
Director
M.A.T. Caparas
Director
Adrian C. Cassidy
Director
Edgardo B. Espiritu
Director
Joseph A. O'Hare, S.J.
Director
Robert B. Oxnam
Director
Stephen J. Solarz
Director
Valentin A. Araneta
Executive Vice President and Managing Director
Thomas J. Prapas
Treasurer
William H. Bohnett
Secretary
Joaquin G. Hofilena
Vice President
Imelda Singzon
Vice President
Angelito C. Imperio
Assistant Secretary
Maria Distefano
Assistant Secretary

Executive Offices
---------------

152 West 57th Street, New York, NY 10019 (For latest net asset value and market data, please call 212-765-0700 or access http://www.clementecapital.com. For shareholder account inquiries, call 1-800-937-5449)

---------------
Investment Adviser
Clemente Capital, Inc.

---------------
Administrator
PFPC Inc.

---------------
Transfer Agent and Registrar
American Stock Transfer & Trust Company

---------------
Custodian
Brown Brothers Harriman & Co.

---------------
Legal Counsel
Fulbright & Jaworski L.L.P.

---------------
Independent Accountants
Price Waterhouse LLP

                               SUMMARY OF GENERAL
                                   INFORMATION


---------------
THE FUND

     The First Philippine Fund Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of Philippine companies. The Fund is managed by Clemente Capital, Inc.



---------------
SHAREHOLDER INFORMATION

     Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "FtPhil". The Fund's New York Stock Exchange trading symbol is FPF. Net asset value (NAV) and market price information about The First Philippine Fund Inc. shares are published each Monday in The Wall Street Journal, The New York Times and in other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.



---------------
DIVIDEND REINVESTMENT PLAN

     Through its voluntary Dividend Reinvestment Plan, shareholders of The First Philippine Fund Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.


This report, including the financial information herein, is transmitted to the shareholders of The First Philippine Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.




                        [First Philippine Fund Inc LOGO]

                         The First Philippine Fund Inc.



                                Quarterly Report


                                 March 31, 1997